CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 24 to Registration Statement No. 33-47875 on Form N-1A of our report dated October 27, 2009, relating to the financial statements and financial highlights of BlackRock Fundamental Growth Fund, Inc. (the “Fund”) appearing in the Annual Report on Form N-CSR of the Fund for the year ended August 31, 2009. We also consent to the reference to us under the heading “Financial Statements” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
April 16, 2010